SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 26, 2003



                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                       0-26012                           35-1948594
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(State or other          (Commission File Number)                 (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)



648 North Jefferson Street, Huntington, Indiana                         46750
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(Address of principal executive offices)                              (Zip Code)


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Registrant's telephone number, including area code:               (260) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events
---------------------

Northeast Indiana Bancorp, Inc. issued a press release dated March 26, 2003, attached hereto as Exhibit 28.1 announcing Stock Repurchase Program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

         (c)      Exhibits

                                Exhibit 28.1  Press Release dated March 26, 2003

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            NORTHEAST INDIANA BANCORP, INC.



Date: March 26, 2003                By:
     ---------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            NORTHEAST INDIANA BANCORP, INC.

                                            \S\ STEPHEN E. ZAHN

Date: March 26, 2003                By:
     ---------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer